                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - April 14, 2005
             ------------------------------------------------------
                        (Date of Earliest Event Reported)

                             VSUS TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-24431

                 DELAWARE                                43-2033337
       ---------------------------             ------------------------------
         (State of Incorporation)           (I.R.S. Employer Identification No.)

      444 Madison Avenue, 24th Floor
            New York, New York                             10022
------------------------------------------    -------------------------------
 (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 972-1400

                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01.        Other Events.

            On April 21, 2005, VSUS Technologies, Inc. (OTCBB: VSUS) (the
"Registrant"), issued a press release announcing the completion, on April 14,
2005, of a merger with 1stAlerts, Inc. ("1st Alerts"), pursuant to which 1st
Alerts merged with and into First Info Network, Inc., a wholly owned subsidiary of the Company (the "Merger"). 1st Alerts business provides up-to-the-minute information over a secure, private intranet, through a combination of push and pull technologies. The press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

         The foregoing description only purports to be a summary of the Merger transaction and is qualified in its entirety by reference to the full text of the Merger Agreement attached to the Company's Annual Report on Form 10-KSB filed April 15, 2005.

Item 9.01.     Financial Statements and Exhibits

          (a)  Financial Statements.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits

EXHIBIT               DESCRIPTION
99.1                  Press Release dated April 21, 2005.

                                       2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VSUS TECHNOLOGIES, INC.

                                        By: /s/ Steven Goldberg
                                           ------------------------
                                        Name:  Steven Goldberg
                                        Title: Chief Financial Officer

Dated: April 21, 2005

                                       3